UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 16, 2024

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
4201 N 24th St. Suite 150
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
2375 E. Camelback Rd, Suite 600
Phoenix, AZ 85016
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 16, 2024, Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), received a notification letter (the “Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the hearings panel had determined to delist the Company’s shares from The Nasdaq Capital Market effective as of October 18, 2024, due to the Company’s failure to comply with the decision and extensions granted by the Nasdaq Hearing Panel.

As previously disclosed, the Company had participated in a Hearing with the Panel on July 2, 2024, in relation to its delinquent public reports, namely the Annual Report on Form 10-K for the year ended December 31, 2023 (the “10-K”), and the Quarterly Report on Form 10-Q for the period ended March 31, 2024. At the Hearing, the Company informed the Panel that the Company likely would be delinquent in filing the Q2 Quarterly Report and had provided the Panel with the Company’s plan for completing the filing of the Q2 Quarterly Report. (The two Quarterly Reports are referred to herein as the “10-Qs.”)

As also previously reported, on July 25, 2024, the Company received written notification (the “Extension Letter”) from the Nasdaq Hearings Panel notifying the Company of its decision to grant the Company's request to continue its listing on Nasdaq subject to the Company’s meeting certain conditions outlined in the Extension Letter, which included the filing of the Q2 Quarterly Report within the time proposed by the Company to the Panel. The Company subsequently sought and received additional extensions to file the 10-K and the 10-Qs.

The October 16, 2024, Letter stated that the Hearing Panel has determined to delist the Company’s shares from trading on the Nasdaq due to the Company’s failure to comply with the terms of the Panel’s decision in this matter dated July 25, 2024, as detailed above. The Company has 15 days after the date of the Nasdaq Delisting Notice to request that the Panel review the decision, or the Nasdaq Listing and Hearing Review Council may, on its own motion, determine to review the Panel’s decision within 45 calendar days after the Nasdaq Delisting Notice. In connection with the Nasdaq Delisting Notice, Nasdaq will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934 on Form 25 with the Commission after the applicable Nasdaq review and appeal periods have lapsed.

The delisting of the Company’s shares was driven by several contributing factors, primarily delinquency in the Company’s public filings with the SEC, beginning with the Quarterly Report on Form 10-Q for the period ended September 30, 2023 (which has since been filed), as well as the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2024, which delays were primarily due to the difficulties in the completion of its 2023 audit, as well as continuous trading below $1 per share for 30 consecutive business days. The Company determined not to appeal Nasdaq’s delisting determination.

Management anticipates that the Company’s shares will continue to trade on an over-the-counter (OTC) market, specifically OTC Markets’ “Expert Market” tier. The Expert Market only provides for unsolicited customer orders, and quotations in Expert Market securities are restricted from public viewing and are only available to certain eligible investors.

Kent Wilson, Chief Executive Officer of the Company, explained: “Being out of the capital markets for nearly two years has significantly impacted both the financial health and human capital of the Company. Access to capital was a key reason Alpine 4 went public, and this situation has been further complicated by our reliance on external parties beyond our control. Despite this, it is deeply disappointing, as both Management and the Company have invested considerable effort, worked with specialists and advisors, and spent millions of dollars over the past two years to complete our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Despite these challenges, we remain committed to resolving the outstanding issues. I would like to thank the Nasdaq Hearing Panel for their efforts in working with us through these challenges."

The Company expects that once it has become current with its SEC filings, its Class A common stock will become eligible for quotation on a higher tier of the OTC Markets, and detailed information, including public quotes, will become available on the OTC Markets website.

Forward-looking Statements

This Report contains forward-looking statements that involve risks and uncertainties. For example, forward-looking statements include statements regarding the timing of the filing of the Quarterly Reports and the Annual Report, and the Company’s ability to have the Company’s securities listed on the OTC Markets. Actual results could differ materially from the results projected in or implied by the forward-looking statements made in this report. Factors that might cause these differences include, but are not limited to: the possibility of unanticipated delays that will prevent the filing of the Annual Report and the Quarterly Reports pursuant to the anticipated timeline; the risk that the work necessary to complete the Annual Report and the Quarterly Reports is greater than anticipated or may involve the resolution of additional issues identified during the review process; and the Company’s ability to find a market maker to enable the Company's Class A common stock to become traded on the OTC Markets. Other risk factors that may impact these forward-looking statements are discussed in more detail in the Company’s 2022 Annual Report on Form 10-K filed with the SEC on May 5, 2023. Copies of the Company’s 2022 Annual Report and other periodic reports are available through the Company's Investor Relations department and website, alpine4.com. The Company expressly disclaims any obligation or intention to update these forward-looking statements to reflect new information and developments.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: October 17, 2024